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                                                  Exhibit 21

                      AMOCO CORPORATION

                      _________________

               SUBSIDIARIES OF THE REGISTRANT
                    AT December 31, 1995

                                                 Organized
                                                 Under
                  Company (1)                    Laws Of

Amoco Canada Petroleum Company, Ltd. ........... Canada
  Amoco Canada Resources Ltd. .................. Canada
Amoco Company .................................. Delaware
  Amoco Chemical Company ....................... Delaware
    Amoco Chemical Holding Company ............. Delaware
      Amoco Chemical Belgium N.V. .............. Belgium
      Amoco Chemical Malaysia Holding Company .. Delaware
      Amoco Chemicals Pty. Limited ............. Australia
      Amoco Fabrics and Fibers Company ......... Delaware
      Amoco Fabrics and Fibers Ltd. ............ Canada
      Amoco Foam Products Company .............. Delaware
      Amoco International Finance Corporation .. Delaware
        Amoco Chemical Asia Pacific Limited .... Hong Kong
      Amoco Olefins Corporation ................ Delaware
      Amoco Polymers Inc. ...................... Delaware
      Propex do Brasil Produtos Sinteticos Ltda. Brazil
    China American Petrochemical Co., Ltd. (2)   Taiwan
    Samsung Petrochemical Co., Ltd. (2) ........ Korea
  Amoco Leasing Corporation .................... Delaware
    Amoco Research Corporation ................. Delaware
  Amoco Oil Company ............................ Maryland
    Amoco Oil Holding Company .................. Delaware
      Amoco Sulfur Recovery Company ............ Delaware
      Ecova Corporation ........................ Nevada
      Omega Oil Company ........................ Delaware
  Amoco Pipeline Company ....................... Maine
    Amoco Pipeline Holding Company ............. Delaware
  Amoco Production Company ..................... Delaware
    Amoco Caspian Sea Petroleum Company ........ Delaware
      Amoco Caspian Sea Petroleum Limited ...... British
                                                 Virgin
                                                 Islands
    Amoco Colombia Petroleum Company ........... Delaware
    Amoco Egypt Gas Company .................... Delaware
    Amoco Egypt Oil Company .................... Delaware
      Gulf of Suez Petroleum Company (2) ....... Egypt
    Amoco Energy Trading Corporation ........... Delaware

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                                                 Organized
                                                 Under
                  Company (1)                    Laws Of

    Amoco Eurasia Petroleum Company ............ Delaware
    Amoco Gas Company .......................... Delaware
    Amoco International Petroleum Company ...... Delaware
      Amoco Argentina Oil Company .............. Delaware
      Amoco Trinidad Oil Company ............... Delaware
    Amoco Netherlands Petroleum Company ........ Delaware
      Amoco Netherlands B.V. ................... Netherlands
    Amoco Nigeria Petroleum Company ............ Delaware
    Amoco Norway Oil Company ................... Delaware
    Amoco Ob River Petroleum Company ........... Delaware
    Amoco Orient Petroleum Company ............. Delaware
    Amoco Sharjah LPG Company .................. Delaware
    Amoco Sharjah Oil Company .................. Delaware
    Amoco Supply and Trading Company ........... Delaware
    Amoco (U.K.) Exploration Company ........... Delaware
    Amoco Trinidad Power Resources Corporation   Delaware
    Coastwise Trading Company, Inc. ............ Delaware
      Coastwise Guaranty Company ............... Delaware
    TOC--Rocky Mountains Inc. .................. Delaware
  Amoco Properties Incorporated ................ Delaware
Amoco Chemical (Europe) S.A. ................... Delaware
  Amoco Chemical U.K. Limited .................. England
    Amoco Fabrics (U.K.) Limited ............... England
  Amoco Holding GmbH ........................... Germany
    Amoco Deutschland GmbH ..................... Germany
    Amoco Fabrics Europe B.V. .................. Netherlands
Amoco Realty Company ........................... Delaware
Amoco Technology Company ....................... Delaware
  ATx Telecom Systems, Inc. .................... Delaware
  ATC Diagnostics, Inc. ........................ Delaware
  Amoco Solar Holding Company .................. Delaware
    Amoco/Enron Solar(2) ....................... Delaware
AmProp Finance Company ......................... Indiana
AmProp, Inc. ................................... Delaware
Northern Resources Assurance Inc. .............. Illinois

(1) Two hundred seventy-five subsidiaries and twenty-nine
    50% or less owned companies accounted for by the equity method are not named. Such subsidiaries and affiliate companies, considered in the aggregate, do not constitute a significant subsidiary.
(2) Represents holdings between 10% and 50% inclusive.